MEMORANDUM OF AGREEMENT

(Expense Limitations)

This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the “Exhibits”), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust and Short-Term Investments Trust (each a “Trust” or, collectively, the “Trusts”), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the “Funds”), and Invesco Advisers, Inc. (“Invesco”). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

For the contractual expense limitations identified on Exhibit A (“Expense Limitations”), Invesco agrees until at least the expiration date set forth on Exhibit A (each, an “Expiration Date”) that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the Expense Limitation rate, on an average of the daily net assets allocable to such class on an annualized basis1. Neither a Trust nor Invesco may remove or amend the Expense Limitations to a Fund’s detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustees of the applicable Fund’s Trust to remove or amend such Expense Limitations. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

For the Expense Limitations, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

From time to time, Invesco may establish amend and/or terminate Voluntary expense limitations at any time in its sole discretion. These Voluntary Limits are set forth on Exhibit B. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust’s Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust’s Agreement and Declaration of Trust.

[1]

Acquired fund fees and expenses are not fees or expenses incurred by a Fund directly but are expenses of the investment companies in which a Fund invests. These fees and expenses are incurred indirectly through the valuation of a Fund’s investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual Fund operating expenses in the prospectus fee table. As a result, the net total annual Fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibit A.

IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed on the Exhibits to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
AIM FUNDS GROUP (INVESCO FUNDS GROUP)
AIM GROWTH SERIES (INVESCO GROWTH SERIES)
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)
AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
INVESCO MANAGEMENT TRUST
SHORT-TERM INVESTMENTS TRUST on behalf of the Funds listed on the Exhibits to this Memorandum of Agreement

By:	/s/ Jeffrey H. Kupor
Title:	Senior Vice President

INVESCO ADVISERS, INC.

By:	/s/ Jeffrey H. Kupor
Title:	Senior Vice President

EXHIBIT A1

Contractual Expense Limitations

AIM Counselor Series Trust (Invesco Counselor Series Trust)

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco American Franchise Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	2.00% 2.75% 2.25% 1.75% 1.75% 1.75%	July 1, 2013 July 1, 2013 July 1, 2013 July 1, 2013 July 1, 2013 July 1, 2013	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Capital Appreciation Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	2.00% 2.75% 2.25% 1.75% 1.75% 1.75%	June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Core Plus Bond Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	0.75% 1.50% 1.00% 0.50% 0.50% 0.50%	December 16, 2016 December 16, 2016 December 16, 2016 December 16, 2016 December 16, 2016 December 16, 2016	December 31, 2021 December 31, 2021 December 31, 2021 December 31, 2021 December 31, 2021 December 31, 2021

Invesco Discovery Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	2.00% 2.75% 2.25% 1.75% 1.75% 1.75%	June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Equally-Weighted S&P 500 Fund Class A Shares Class C Shares Class R Shares Class R6 Shares Class Y Shares	2.00% 2.75% 2.25% 1.75% 1.75%	July 1, 2012 July 1, 2012 July 1, 2012 September 24, 2012 July 1, 2012	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Equity and Income Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	1.50% 2.25% 1.75% 1.25% 1.25% 1.25%	July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 September 24, 2012 July 1, 2012	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Floating Rate ESG Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	1.50% 2.00% 1.75% 1.25% 1.25% 1.25%	April 14, 2006 April 14, 2006 April 14, 2006 April 14, 2006 September 24, 2012 October 3, 2008	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Global Real Estate Income Fund Class A Shares Class C Shares Class R5 Shares Class R6 Shares Class Y Shares	2.00% 2.75% 1.75% 1.75% 1.75%	July 1, 2009 July 1, 2009 July 1, 2009 September 24, 2012 July 1, 2009	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Growth and Income Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	2.00% 2.75% 2.25% 1.75% 1.75% 1.75%	July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 September 24, 2012 July 1, 2012	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Low Volatility Equity Yield Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares Investor Class Shares	2.00% 2.75% 2.25% 1.75% 1.75% 1.75% 2.00%	July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 April 4, 2017 July 1, 2012 July 1, 2012	July 14, 2021 July 14, 2021 July 14, 2021 July 14, 2021 July 14, 2021 July 14, 2021 July 14, 2021

Invesco Income Advantage U.S. Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares Investor Class Shares	1.06% 1.81% 1.31% 0.81% 0.81% 0.81% 1.06%	July 15, 2021 July 15, 2021 July 15, 2021 July 15, 2021 July 15, 2021 July 15, 2021 July 15, 2021	July 31, 2022 July 31, 2022 July 31, 2022 July 31, 2022 July 31, 2022 July 31, 2022 July 31, 2022

Invesco Master Loan Fund Class R6	0.38%	May 28, 2019	December 31, 2021

Invesco NASDAQ 100 Index Fund Class R6 Shares	0.29%	October 13, 2020	December 31, 2021

Invesco S&P 500 Index Fund Class A Shares Class C Shares Class R6 Shares Class Y Shares	2.00% 2.75% 1.75% 1.75%	July 1, 2012 July 1, 2012 April 4, 2017 July 1, 2012	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Senior Floating Rate Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	1.00% 1.75% 1.25% 0.75% 0.75% 0.75%	May 28, 2019 May 28, 2019 May 28, 2019 June 1, 2021 June 1, 2021 May 28, 2019	April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022

Invesco Short Duration High Yield Municipal Fund Class A Shares Class C Shares Class R5 Shares Class R6 Shares Class Y Shares	1.50% 2.25% 1.25% 1.25% 1.25%	June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Short Term Municipal Fund Class A Shares Class C Shares Class R6 Shares Class Y Shares	1.50% 2.25% 1.25% 1.25%	June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

AIM Equity Funds (Invesco Equity Funds)

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Charter Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class S Shares Class Y Shares	2.00% 2.75% 2.25% 1.75% 1.75% 1.90% 1.75%	July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 September 24, 2012 September 25, 2009 July 1, 2009	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Diversified Dividend Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares Investor Class Shares	2.00% 2.75% 2.25% 1.75% 1.75% 1.75% 2.00%	July 1, 2013 July 1, 2013 July 1, 2013 July 1, 2013 July 1, 2013 July 1, 2013 July 1, 2013	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Main Street All Cap Fund® Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	2.00% 2.75% 2.25% 1.75% 1.75% 1.75%	June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Main Street Fund® Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	2.00% 2.75% 2.25% 1.75% 1.75% 1.75%	June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Rising Dividends Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	2.00% 2.75% 2.25% 1.75% 1.75% 1.75%	June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Summit Fund Class A Shares Class C Shares Class P Shares Class R5 Shares Class R6 Shares Class S Shares Class Y Shares	2.00% 2.75% 1.85% 1.75% 1.75% 1.90% 1.75%	July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 April 4, 2017 September 25, 2009 July 1, 2009	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

AIM Funds Group (Invesco Funds Group)

Fund	Expense Limitation		Effective Date of Current Limit	Expiration Date
Invesco European Small Company Fund Class A Shares Class C Shares Class R6 Shares Class Y Shares	2.25% 3.00 2.00 2.00	% % %	July 1, 2009 July 1, 2009 April 4, 2017 July 1, 2009	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Global Core Equity Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	1.22% 1.97% 1.47% 0.97% 0.97% 0.97%	January 1, 2017 January 1, 2017 January 1, 2017 January 1, 2017 April 4, 2017 January 1, 2017	April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022

Invesco International Small Company Fund Class A Shares Class C Shares Class R5 Shares Class R6 Shares Class Y Shares	2.25% 3.00% 2.00% 2.00% 2.00%	July 1, 2009 July 1, 2009 July 1, 2009 September 24, 2012 July 1, 2009	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Small Cap Equity Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	2.00% 2.75% 2.25% 1.75% 1.75% 1.75%	July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 September 24, 2012 July 1, 2009	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

AIM Growth Series (Invesco Growth Series)

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Active Allocation Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	1.50% 2.25% 1.75% 1.25% 1.25% 1.25%	June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Convertible Securities Fund Class A Shares Class C Shares Class R5 Shares Class R6 Shares Class Y Shares	1.50% 2.25% 1.25% 1.25% 1.25%	July 1, 2012 July 1, 2012 July 1, 2012 September 24, 2012 July 1, 2012	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Global Low Volatility Equity Yield Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	2.00% 2.75% 2.25% 1.75% 1.75% 1.75%	May 1, 2016 May 1, 2016 May 1, 2016 May 1, 2016 April 4, 2017 May 1, 2016	July 14, 2021 July 14, 2021 July 14, 2021 July 14, 2021 July 14, 2021 July 14, 2021

Invesco Income Advantage International Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	1.23% 1.98% 1.48% 0.98% 0.98% 0.98%	July 15, 2021 July 15, 2021 July 15, 2021 July 15, 2021 July 15, 2021 July 15, 2021	July 31, 2022 July 31, 2022 July 31, 2022 July 31, 2022 July 31, 2022 July 31, 2022

Invesco Income Allocation Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	0.25% 1.00% 0.50% 0.00% 0.00% 0.00%	May 1, 2012 May 1, 2012 May 1, 2012 May 1, 2012 April 4, 2017 May 1, 2012	April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco International Diversified Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	2.25% 3.00% 2.50% 2.00% 2.00% 2.00%	June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Main Street Mid Cap Fund® Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	2.00% 2.75% 2.25% 1.75% 1.75% 1.75%	June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Main Street Small Cap Fund® Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	1.20% 1.94% 1.45% 0.82% 0.77% 0.90%	May 28, 2019 May 28, 2019 May 28, 2019 May 28, 2019 May 28, 2019 May 28, 2019	April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022

Invesco Peak Retirement™ 2010 Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	0.74% less net AFFE* 1.49% less net AFFE* 0.99% less net AFFE* 0.49% less net AFFE* 0.49% less net AFFE* 0.49% less net AFFE*	April 30, 2021 April 30, 2021 April 30, 2021 April 30, 2021 April 30, 2021 April 30, 2021	April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022

Invesco Peak Retirement™ 2015 Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	0.74% less net AFFE* 1.49% less net AFFE* 0.99% less net AFFE* 0.49% less net AFFE* 0.49% less net AFFE* 0.49% less net AFFE*	April 30, 2021 April 30, 2021 April 30, 2021 April 30, 2021 April 30, 2021 April 30, 2021	April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022

Invesco Peak Retirement™ 2020 Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	0.74% less net AFFE* 1.49% less net AFFE* 0.99% less net AFFE* 0.49% less net AFFE* 0.49% less net AFFE* 0.49% less net AFFE*	April 30, 2021 April 30, 2021 April 30, 2021 April 30, 2021 April 30, 2021 April 30, 2021	April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022

Invesco Peak Retirement™ 2025 Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	0.74% less net AFFE* 1.49% less net AFFE* 0.99% less net AFFE* 0.49% less net AFFE* 0.49% less net AFFE* 0.49% less net AFFE*	April 30, 2021 April 30, 2021 April 30, 2021 April 30, 2021 April 30, 2021 April 30, 2021	April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022

Invesco Peak Retirement™ 2030 Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	0.74% less net AFFE* 1.49% less net AFFE* 0.99% less net AFFE* 0.49% less net AFFE* 0.49% less net AFFE* 0.49% less net AFFE*	April 30, 2021 April 30, 2021 April 30, 2021 April 30, 2021 April 30, 2021 April 30, 2021	April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Peak Retirement™ 2035 Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	0.74% less net AFFE* 1.49% less net AFFE* 0.99% less net AFFE* 0.49% less net AFFE* 0.49% less net AFFE* 0.49% less net AFFE*	April 30, 2021 April 30, 2021 April 30, 2021 April 30, 2021 April 30, 2021 April 30, 2021	April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022

Invesco Peak Retirement™ 2040 Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	0.74% less net AFFE* 1.49% less net AFFE* 0.99% less net AFFE* 0.49% less net AFFE* 0.49% less net AFFE* 0.49% less net AFFE*	April 30, 2021 April 30, 2021 April 30, 2021 April 30, 2021 April 30, 2021 April 30, 2021	April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022

Invesco Peak Retirement™ 2045 Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	0.74% less net AFFE* 1.49% less net AFFE* 0.99% less net AFFE* 0.49% less net AFFE* 0.49% less net AFFE* 0.49% less net AFFE*	April 30, 2021 April 30, 2021 April 30, 2021 April 30, 2021 April 30, 2021 April 30, 2021	April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022

Invesco Peak Retirement™ 2050 Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	0.74% less net AFFE* 1.49% less net AFFE* 0.99% less net AFFE* 0.49% less net AFFE* 0.49% less net AFFE* 0.49% less net AFFE*	April 30, 2021 April 30, 2021 April 30, 2021 April 30, 2021 April 30, 2021 April 30, 2021	April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022

Invesco Peak Retirement™ 2055 Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	0.74% less net AFFE* 1.49% less net AFFE* 0.99% less net AFFE* 0.49% less net AFFE* 0.49% less net AFFE* 0.49% less net AFFE*	April 30, 2021 April 30, 2021 April 30, 2021 April 30, 2021 April 30, 2021 April 30, 2021	April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022

Invesco Peak Retirement™ 2060 Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	0.74% less net AFFE* 1.49% less net AFFE* 0.99% less net AFFE* 0.49% less net AFFE* 0.49% less net AFFE* 0.49% less net AFFE*	April 30, 2021 April 30, 2021 April 30, 2021 April 30, 2021 April 30, 2021 April 30, 2021	April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022

Invesco Peak Retirement™ 2065 Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	0.74% less net AFFE* 1.49% less net AFFE* 0.99% less net AFFE* 0.49% less net AFFE* 0.49% less net AFFE* 0.49% less net AFFE*	April 30, 2021 April 30, 2021 April 30, 2021 April 30, 2021 April 30, 2021 April 30, 2021	April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022

Invesco Peak Retirement™ Destination Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	0.74% less net AFFE* 1.49% less net AFFE* 0.99% less net AFFE* 0.49% less net AFFE* 0.49% less net AFFE* 0.49% less net AFFE*	April 30, 2021 April 30, 2021 April 30, 2021 April 30, 2021 April 30, 2021 April 30, 2021	April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Quality Income Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	1.50% 2.25% 1.75% 1.25% 1.25% 1.25%	June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Select Risk: Conservative Investor Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	0.50% 1.25% 0.75% 0.20% 0.15% 0.25%	May 28, 2019 May 28, 2019 May 28, 2019 May 28, 2019 May 28, 2019 May 28, 2019	April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022

Invesco Select Risk: Growth Investor Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class S Shares Class Y Shares	2.00% 2.75% 2.25% 1.75% 1.75% 1.90% 1.75%	July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 April 4, 2017 July 1, 2012 July 1, 2012	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Select Risk: High Growth Investor Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	0.45% 1.20% 0.70% 0.15% 0.10% 0.20%	May 28, 2019 May 28, 2019 May 28, 2019 May 28, 2019 May 28, 2019 May 28, 2019	April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022

Invesco Select Risk: Moderate Investor Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class S Shares Class Y Shares	0.47% 1.23% 0.72% 0.17% 0.12% 0.37% 0.22%	May 28, 2019 May 28, 2019 May 28, 2019 May 28, 2019 May 28, 2019 December 9, 2019 May 28, 2019	April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022

Invesco Select Risk: Moderately Conservative Investor Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class S Shares Class Y Shares	1.50% 2.25% 1.75% 1.25% 1.25% 1.40% 1.25%	July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 April 4, 2017 July 1, 2012 July 1, 2012	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Small Cap Growth Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares Investor Class Shares	2.00% 2.75% 2.25% 1.75% 1.75% 1.75% 2.00%	June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

AIM International Mutual Funds (Invesco International Mutual Funds)

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Advantage International Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	0.85% 1.60% 1.10% 0.60% 0.60% 0.60%	February 28, 2020 February 28, 2020 February 28, 2020 February 28, 2020 February 28, 2020 February 28, 2020	February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022

Invesco Asia Pacific Growth Fund Class A Shares Class C Shares Class R6 Shares Class Y Shares	2.25% 3.00% 2.00% 2.00%	July 1, 2009 July 1, 2009 April 4, 2017 July 1, 2009	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco European Growth Fund Class A Shares Class C Shares Class R Shares Class R6 Shares Class Y Shares Investor Class Shares	2.25% 3.00% 2.50% 2.00% 2.00% 2.25%	July 1, 2009 July 1, 2009 July 1, 2009 April 4, 2017 July 1, 2009 July 1, 2009	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Global Focus Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	1.27% 2.01% 1.52% 0.90% 0.85% 1.02%	May 28, 2019 May 28, 2019 May 28, 2019 May 28, 2019 May 28, 2019 May 28, 2019	February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022

Invesco Global Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	2.25% 3.00% 2.50% 2.00% 2.00% 2.00%	June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Global Growth Fund Class A Shares Class C Shares Class R5 Shares Class R6 Shares Class Y Shares	1.22% 1.97% 0.87% 0.87% 0.97%	January 1, 2017 January 1, 2017 April 17, 2020 April 17, 2020 January 1, 2017	February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022

Invesco Global Opportunities Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	2.25% 3.00% 2.50% 2.00% 2.00% 2.00%	June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco International Core Equity Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares Investor Class Shares	1.12% 1.87% 1.37% 0.87% 0.87% 0.87% 1.12%	January 1, 2017 January 1, 2017 January 1, 2017 January 1, 2017 January 1, 2017 January 1, 2017 January 1, 2017	February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco International Equity Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	1.23% 1.98% 1.48% 0.85% 0.80% 0.85%	May 28, 2019 May 28, 2019 May 28, 2019 May 28, 2019 May 28, 2019 May 28, 2019	February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022

Invesco International Growth Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	2.25% 3.00% 2.50% 2.00% 2.00% 2.00%	July 1, 2013 July 1, 2013 July 1, 2013 July 1, 2013 July 1, 2013 July 1, 2013	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco International Select Equity Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	1.12% 1.87% 1.37% 0.87% 0.87% 0.87%	January 1, 2017 January 1, 2017 January 1, 2017 January 1, 2017 January 1, 2017 January 1, 2017	February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022

Invesco International Small-Mid Company Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	2.25% 3.00% 2.50% 2.00% 2.00% 2.00%	June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco MSCI World SRI Index Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	0.44% 1.19% 0.69% 0.19% 0.19% 0.19%	June 29, 2020 June 29, 2020 June 29, 2020 June 29, 2020 June 29, 2020 June 29, 2020	February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022

Invesco Oppenheimer International Growth Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	2.25% 3.00% 2.50% 2.00% 2.00% 2.00%	June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

AIM Investment Funds (Invesco Investment Funds)

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Balanced-Risk Allocation Fund[2] Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	2.00% 2.75% 2.25% 1.75% 1.75% 1.75%	July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 September 24, 2012 July 1, 2012	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Balanced-Risk Commodity Strategy Fund[3] Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	1.40% less net AFFE* 2.15% less net AFFE* 1.65% less net AFFE* 1.15% less net AFFE* 1.15% less net AFFE* 1.15% less net AFFE*	September 20, 2018 September 20, 2018 September 20, 2018 September 20, 2018 September 20, 2018 September 20, 2018	February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022

Invesco Core Bond Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	0.70% 1.45% 0.95% 0.45% 0.45% 0.45%	June 1, 2021 June 1, 2021 June 1, 2021 May 28, 2019 June 1, 2021 May 28, 2019	February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022

Invesco Developing Markets Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	2.25% 3.00% 2.50% 2.00% 2.00% 2.00%	June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Discovery Mid Cap Growth Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	2.00% 2.75% 2.25% 1.75% 1.75% 1.75%	June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Emerging Markets All Cap Fund Class A Shares Class C Shares Class R5 Shares Class R6 Shares Class Y Shares	2.25% 3.00% 2.00% 2.00% 2.00%	July 1, 2012 July 1, 2012 July 1, 2012 September 24, 2012 July 1, 2012	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Emerging Markets Innovators Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	1.50% 2.25% 1.75% 1.25% 1.25% 1.25%	June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 May 28, 2019 June 1, 2021	February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022

Invesco Emerging Markets Local Debt Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	1.50% 2.25% 1.75% 1.25% 1.25% 1.25%	June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Emerging Markets Select Equity Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	1.33% 2.08% 1.58% 1.08% 1.08% 1.08%	January 1, 2017 January 1, 2017 January 1, 2017 January 1, 2017 January 1, 2017 January 1, 2017	February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Fundamental Alternatives Fund[7] Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	2.00% 2.75% 2.25% 1.75% 1.75% 1.75%	June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Global Allocation Fund[8] Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	2.25% 3.00% 2.50% 2.00% 2.00% 2.00%	June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Global Infrastructure Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	1.25% 2.00% 1.50% 1.00% 1.00% 1.00%	June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 April 17, 2020 June 1, 2021	February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022

Invesco Global Strategic Income Fund[9] Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	1.50% 2.25% 1.75% 1.25% 1.25% 1.25%	June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Global Targeted Returns Fund[4] Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	1.44% less net AFFE* 2.19% less net AFFE* 1.69% less net AFFE* 1.19% less net AFFE* 1.19% less net AFFE* 1.19% less net AFFE*	January 1, 2017 January 1, 2017 January 1, 2017 January 1, 2017 January 1, 2017 January 1, 2017	February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022

Invesco Greater China Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	1.50% 2.25% 1.75% 1.25% 1.25% 1.25%	April 23, 2021 April 23, 2021 April 23, 2021 April 23, 2021 April 23, 2021 April 23, 2021	April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022 April 30, 2022

Invesco Health Care Fund Class A Shares Class C Shares Class R6 Shares Class Y Shares Investor Class Shares	2.00% 2.75% 1.75% 1.75% 2.00%	July 1, 2012 July 1, 2012 July 1, 2012 April 4, 2017 July 1, 2012	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco International Bond Fund[10] Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	1.01% 1.76% 1.26% 0.76% 0.76% 0.76%	May 28, 2019 May 28, 2019 May 28, 2019 June 1, 2021 June 1, 2021 May 28, 2019	February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Macro Allocation Strategy Fund[5] Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	1.44% 2.19% 1.69% 1.19% 1.19% 1.19%	January 1, 2017 January 1, 2017 January 1, 2017 January 1, 2017 January 1, 2017 January 1, 2017	February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022

Invesco Multi-Asset Income Fund[6] Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	0.85% 1.60% 1.10% 0.60% 0.60% 0.60%	January 1, 2017 January 1, 2017 January 1, 2017 January 1, 2017 January 1, 2017 January 1, 2017	February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022

Invesco SteelPath MLP Alpha Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	1.50% 2.25% 1.75% 1.24% 1.19% 1.25%	May 28, 2019 May 28, 2019 May 28, 2019 May 28, 2019 May 28, 2019 May 28, 2019	March 31, 2022 March 31, 2022 March 31, 2022 March 31, 2022 March 31, 2022 March 31, 2022

Invesco SteelPath MLP Alpha Plus Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	1.83% 2.60% 2.08% 1.51% 1.46% 1.61%	May 28, 2019 May 28, 2019 May 28, 2019 May 28, 2019 May 28, 2019 May 28, 2019	March 31, 2022 March 31, 2022 March 31, 2022 March 31, 2022 March 31, 2022 March 31, 2022

Invesco SteelPath MLP Income Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	1.35% 2.10% 1.60% 1.08% 1.03% 1.10%	May 28, 2019 May 28, 2019 May 28, 2019 May 28, 2019 May 28, 2019 May 28, 2019	March 31, 2022 March 31, 2022 March 31, 2022 March 31, 2022 March 31, 2022 March 31, 2022

Invesco SteelPath MLP Select 40 Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	1.10% 1.85% 1.35% 0.84% 0.79% 0.85%	May 28, 2019 May 28, 2019 May 28, 2019 May 28, 2019 May 28, 2019 May 28, 2019	March 31, 2022 March 31, 2022 March 31, 2022 March 31, 2022 March 31, 2022 March 31, 2022

Invesco U.S. Managed Volatility Fund Class R6 Shares	0.15%	December 18, 2017	February 28, 2022

Invesco World Bond Factor Fund Class A Shares Class C Shares Class R5 Shares Class R6 Shares Class Y Shares	0.54% 1.29% 0.29% 0.29% 0.29%	February 28, 2020 February 28, 2020 February 28, 2020 February 28, 2020 February 28, 2020	February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022 February 28, 2022

AIM Investment Securities Funds (Invesco Investment Securities Funds)

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Corporate Bond Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	1.50% 2.25% 1.75% 1.25% 1.25% 1.25%	July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 September 24, 2012 July 1, 2012	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Global Real Estate Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	2.00% 2.75% 2.25% 1.75% 1.75% 1.75%	July 1, 2009 July 1, 2009 July 1, 2009 July 1, 2009 September 24, 2012 July 1, 2009	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Government Money Market Fund Class A Shares Class AX Shares Class C Shares Class CX Shares Class R Shares Class R6 Shares Class Y Shares Invesco Cash Reserve Shares Investor Class Shares	1.25%[11] 1.40% 1.25%[11] 2.15% 1.25%[11] 1.25% 1.25% 1.40% 1.25%	June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021	June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021

Invesco Government Money Market Fund Class A Shares Class AX Shares Class C Shares Class CX Shares Class R Shares Class R6 Shares Class Y Shares Invesco Cash Reserve Shares Investor Class Shares	1.45% 1.40% 2.00% 2.15% 1.65% 1.25% 1.25% 1.40% 1.25%	July 1, 2021 June 1, 2021 July 1, 2021 June 1, 2021 July 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco High Yield Bond Factor Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	0.64% 1.39% 0.89% 0.39% 0.39% 0.39%	February 28, 2020 February 28, 2020 February 28, 2020 February 28, 2020 February 28, 2020 February 28, 2020	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco High Yield Fund Class A Shares Class C Shares Class R5 Shares Class R6 Shares Class Y Shares Investor Class Shares	1.50% 2.25% 1.25% 1.25% 1.25% 1.50%	July 1, 2013 July 1, 2013 July 1, 2013 July 1, 2013 July 1, 2013 July 1, 2013	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Income Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares Investor Class Shares	1.50% 2.25% 1.75% 1.25% 1.25% 1.25% 1.50%	July 1, 2020 July 1, 2020 July 1, 2020 July 1, 2020 July 1, 2020 July 1, 2020 July 1, 2020	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Intermediate Bond Factor Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	0.52% 1.27% 0.77% 0.27% 0.27% 0.27%	February 28, 2020 February 28, 2020 February 28, 2020 February 28, 2020 February 28, 2020 February 28, 2020	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Real Estate Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares Investor Class Shares	2.00% 2.75% 2.25% 1.75% 1.75% 1.75% 2.00%	June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Short Duration Inflation Protected Fund Class A Shares Class A2 Shares Class R5 Shares Class R6 Shares Class Y Shares	0.55% 0.45% 0.30% 0.30% 0.30%	December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Short Term Bond Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	1.40% 1.75%[11] 1.75% 1.25% 1.25% 1.25%	June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco U.S. Government Money Portfolio Class C Shares Class R Shares Class R6 Shares Class Y Shares Invesco Cash Reserve Shares	1.58% 1.08% 0.48% 0.58% 0.73%	May 28, 2019 May 28, 2019 May 28, 2019 May 28, 2019 May 28, 2019	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

AIM Sector Funds (Invesco Sector Funds)

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco American Value Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	2.00% 2.75% 2.25% 1.75% 1.75% 1.75%	June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Comstock Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	2.00% 2.75% 2.25% 1.75% 1.75% 1.75%	July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 September 24, 2012 July 1, 2012	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Comstock Select Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	0.93% 1.68% 1.18% 0.57% 0.52% 0.68%	May 28, 2019 May 28, 2019 May 28, 2019 May 28, 2019 May 28, 2019 May 28, 2019	August 31, 2021 August 31, 2021 August 31, 2021 August 31, 2021 August 31, 2021 August 31, 2021

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Comstock Select Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	0.96% 1.71% 1.21% 0.71% 0.71% 0.71%	September 1, 2021 September 1, 2021 September 1, 2021 September 1, 2021 September 1, 2021 September 1, 2021	August 31, 2022 August 31, 2022 August 31, 2022 August 31, 2022 August 31, 2022 August 31, 2022

Invesco Dividend Income Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares Investor Class Shares	2.00% 2.75% 2.25% 1.75% 1.75% 1.75% 2.00%	June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Energy Fund Class A Shares Class C Shares Class R5 Shares Class R6 Shares Class Y Shares Investor Class Shares	2.00% 2.75% 1.75% 1.75% 1.75% 2.00%	July 1, 2009 July 1, 2009 July 1, 2009 April 4, 2017 July 1, 2009 July 1, 2009	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Gold & Special Minerals Fund[12] Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	2.00% 2.75% 2.25% 1.75% 1.75% 1.75%	June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Small Cap Value Fund Class A Shares Class C Shares Class R Shares Class R6 Shares Class Y Shares	2.00% 2.75% 2.25% 1.75% 1.75%	June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Technology Fund Class A Shares Class C Shares Class R5 Shares Class R6 Shares Class Y Shares Investor Class Shares	2.00% 2.75% 1.75% 1.75% 1.75% 2.00%	May 1, 2021 May 1, 2021 May 1, 2021 May 1, 2021 May 1, 2021 May 1, 2021	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Value Opportunities Fund Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares	2.00% 2.75% 2.25% 1.75% 1.75% 1.75%	July 1, 2012 July 1, 2012 July 1, 2012 July 1, 2012 April 4, 2017 July 1, 2012	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date

Invesco AMT-Free Municipal Income Fund Class A Shares Class C Shares Class Y Shares Class R6 Shares	1.50% 2.25% 1.25% 1.25%	June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco California Municipal Fund Class A Shares Class C Shares Class Y Shares Class R6 Shares	1.50% 2.25% 1.25% 1.25%	June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco High Yield Municipal Fund Class A Shares Class C Shares Class R5 Shares Class R6 Shares Class Y Shares	1.50% 2.25% 1.25% 1.25% 1.25%	July 1, 2012 July 1, 2012 July 1, 2012 April 4, 2017 July 1, 2012	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Intermediate Term Municipal Income Fund Class A Shares Class C Shares Class R6 Shares Class Y Shares	1.50% 2.25% 1.25% 1.25%	June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Limited Term California Municipal Fund Class A Shares Class C Shares Class Y Shares Class R6 Shares	1.50% 2.25% 1.25% 1.25%	June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Limited Term Municipal Income Fund Class A Shares Class A2 Shares Class C Shares Class R5 Shares Class R6 Shares Class Y Shares	1.50% 1.25% 2.25% 1.25% 1.25% 1.25%	July 1, 2012 July 1, 2012 June 30, 2013 July 1, 2012 April 4, 2017 July 1, 2012	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Municipal Income Fund Class A Shares Class C Shares Class R6 Shares Class Y Shares Investor Class	1.50% 2.25% 1.25% 1.25% 1.50%	July 1, 2013 July 1, 2013 April 4, 2017 July 1, 2013 July 15, 2013	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco New Jersey Municipal Fund Class A Shares Class C Shares Class Y Shares Class R6 Shares	0.97% 1.62% 0.73% 0.63%	May 28, 2019 May 28, 2019 May 28, 2019 May 28, 2019	June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021

Invesco New Jersey Municipal Fund Class A Shares Class C Shares Class Y Shares Class R6 Shares	0.98% 1.63% 0.73% 0.73%	July 1, 2021 July 1, 2021 May 28, 2019 July 1, 2021	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Environmental Focus Municipal Fund Class A Shares Class C Shares Class Y Shares Class R6 Shares	0.70% 1.25% 0.45% 0.35%	May 28, 2019 May 28, 2019 May 28, 2019 May 28, 2019	June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021

Invesco Environmental Focus Municipal Fund Class A Shares Class C Shares Class Y Shares Class R6 Shares	0.70% 1.45% 0.45% 0.45%	May 28, 2019 July 1, 2021 May 28, 2019 July 1, 2021	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Pennsylvania Municipal Fund Class A Shares Class C Shares Class Y Shares Class R6 Shares	1.50% 2.15% 1.25% 1.25%	June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Rochester® AMT-Free New York Municipal Fund Class A Shares Class C Shares Class Y Shares Class R6 Shares	1.50% 2.25% 1.25% 1.25%	June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Rochester® Limited Term New York Municipal Fund Class A Shares Class C Shares Class Y Shares Class R6 Shares	1.50% 2.25% 1.25% 1.25%	June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Rochester® Municipal Opportunities Fund Class A Shares Class C Shares Class Y Shares Class R5 Shares Class R6 Shares	1.50% 2.15% 1.25% 1.25% 1.25%	June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Rochester® New York Municipals Fund Class A Shares Class C Shares Class Y Shares Class R6 Shares	1.50% 2.25% 1.25% 1.25%	June 1, 2021 June 1, 2021 June 1, 2021 June 1, 2021	June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022

Invesco Management Trust

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
IMT
Invesco Conservative Income Fund Class A Shares Class R6 Shares Class Y shares Institutional Class	0.40% 0.30% 0.30% 0.30%	April 2, 2018 June 1, 2021 June 1, 2021 January 1, 2018	December 31, 2021 December 31, 2021 December 31, 2021 December 31, 2021

Short-Term Investments Trust

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Government & Agency Portfolio Cash Management Class CAVU Securities Class Corporate Class Institutional Class Personal Investment Class Private Investment Class Reserve Class Resource Class	0.26% 0.18% 0.21% 0.18% 0.73% 0.48% 1.05% 0.34%	June 1, 2016 December 18, 2020 June 1, 2016 June 1, 2016 June 1, 2016 June 1, 2016 June 1, 2016 June 1, 2016	December 31, 2021 December 31, 2021 December 31, 2021 December 31, 2021 December 31, 2021 December 31, 2021 December 31, 2021 December 31, 2021

Invesco Liquid Assets Portfolio Cash Management Class CAVU Securities Class Corporate Class Institutional Class Personal Investment Class Private Investment Class Reserve Class Resource Class	0.26% 0.18% 0.21% 0.18% 0.73% 0.48% 1.05% 0.38%	June 1, 2016 December 18, 2020 June 1, 2016 June 1, 2016 June 1, 2016 June 1, 2016 June 1, 2016 June 1, 2016	December 31, 2021 December 31, 2021 December 31, 2021 December 31, 2021 December 31, 2021 December 31, 2021 December 31, 2021 December 31, 2021

Invesco STIC Prime Portfolio Cash Management Class Corporate Class Institutional Class Personal Investment Class Private Investment Class Reserve Class Resource Class	0.26% 0.21% 0.18% 0.73% 0.48% 1.05% 0.34%	June 1, 2016 June 1, 2016 June 1, 2016 June 1, 2016 June 1, 2016 June 1, 2016 June 1, 2016	December 31, 2021 December 31, 2021 December 31, 2021 December 31, 2021 December 31, 2021 December 31, 2021 December 31, 2021

Invesco Tax-Free Cash Reserve Portfolio[13] Cash Management Class Corporate Class Institutional Class Personal Investment Class Private Investment Class Reserve Class Resource Class	0.28% 0.23% 0.20% 0.75% 0.45% 1.07% 0.36%	June 1, 2016 June 1, 2016 June 1, 2016 June 1, 2016 June 1, 2016 June 1, 2016 June 1, 2016	December 31, 2021 December 31, 2021 December 31, 2021 December 31, 2021 December 31, 2021 December 31, 2021 December 31, 2021

Invesco Treasury Obligations Portfolio Cash Management Class Corporate Class Institutional Class Personal Investment Class Private Investment Class Reserve Class Resource Class	0.26% 0.21% 0.18% 0.73% 0.43% 1.05% 0.34%	June 1, 2016 June 1, 2016 June 1, 2016 June 1, 2016 June 1, 2016 June 1, 2016 June 1, 2016	December 31, 2021 December 31, 2021 December 31, 2021 December 31, 2021 December 31, 2021 December 31, 2021 December 31, 2021

Invesco Treasury Portfolio Cash Management Class CAVU Securities Class Corporate Class Institutional Class Personal Investment Class Private Investment Class Reserve Class Resource Class	0.26% 0.18% 0.21% 0.18% 0.73% 0.48% 1.05% 0.34%	June 1, 2016 December 18, 2020 June 1, 2016 June 1, 2016 June 1, 2016 June 1, 2016 June 1, 2016 June 1, 2016	December 31, 2021 December 31, 2021 December 31, 2021 December 31, 2021 December 31, 2021 December 31, 2021 December 31, 2021 December 31, 2021

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco V.I. Capital Appreciation Fund Series I Shares	0.80%	May 28, 2019	April 30, 2022
Series II Shares	1.05%	May 28, 2019	April 30, 2022

Invesco V.I. Conservative Balanced Fund Series I Shares	0.67%	May 28, 2019	April 30, 2022
Series II Shares	0.92%	May 28, 2019	April 30, 2022

Invesco V.I. Discovery Mid Cap Growth Fund Series I Shares	0.80%	May 28, 2019	April 30, 2022
Series II Shares	1.05%	May 28, 2019	April 30, 2022

Invesco V.I. Global Fund Series I Shares	0.77%	May 28, 2019	April 30, 2022
Series II Shares	1.02%	May 28, 2019	April 30, 2022

Invesco V.I. Global Strategic Income Fund[1] Series I Shares	1.50%	June 1, 2021	June 30, 2022
Series II Shares	1.75%	June 1, 2021	June 30, 2022

Invesco V.I. U.S. Government Money Portfolio Series I Shares	1.50%	June 1, 2021	June 30, 2022
Series II Shares	1.75%	June 1, 2021	June 30, 2022

Invesco Oppenheimer V.I. International Growth Fund Series I Shares	1.00%	May 28, 2019	April 30, 2022
Series II Shares	1.25%	May 28, 2019	April 30, 2022

Invesco V.I. Main Street Fund® Series I Shares	0.80%	May 28, 2019	April 30, 2022
Series II Shares	1.05%	May 28, 2019	April 30, 2022

Invesco V.I. Main Street Small Cap Fund® Series I Shares	0.80%	May 28, 2019	April 30, 2022
Series II Shares	1.05%	May 28, 2019	April 30, 2022

Invesco V.I. Core Bond Fund Series I Shares	0.75%	May 28, 2019	April 30, 2022
Series II Shares	1.00%	May 28, 2019	April 30, 2022

Invesco V.I. American Franchise Fund Series I Shares	2.00%	July 1, 2014	June 30, 2022
Series II Shares	2.25%	July 1, 2014	June 30, 2022

Invesco V.I. American Value Fund Series I Shares	2.00%	July 1, 2012	June 30, 2022
Series II Shares	2.25%	July 1, 2012	June 30, 2022

Invesco V.I. Balanced-Risk Allocation Fund[14] Series I Shares	0.80% less net AFFE*	May 1, 2014	April 30, 2022
Series II Shares	1.05% less net AFFE*	May 1, 2014	April 30, 2022

Invesco V.I. Comstock Fund Series I Shares	2.00%	May 1, 2021	June 30, 2022
Series II Shares	2.25%	May 1, 2021	June 30, 2022

Invesco V.I. Core Equity Fund Series I Shares	2.00%	May 1, 2013	June 30, 2022
Series II Shares	2.25%	May 1, 2013	June 30, 2022

Invesco V.I. Core Plus Bond Fund Series I Shares	0.61%	April 30, 2015	April 30, 2022
Series II Shares	0.86%	April 30, 2015	April 30, 2022

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco V.I. Diversified Dividend Fund Series I Shares	2.00%	May 1, 2013	June 30, 2022
Series II Shares	2.25%	May 1, 2013	June 30, 2022

Invesco V.I. Equally-Weighted S&P 500 Fund Series I Shares	2.00%	July 1, 2012	June 30, 2022
Series II Shares	2.25%	July 1, 2012	June 30, 2022

Invesco V.I. Equity and Income Fund Series I Shares	1.50%	July 1, 2012	June 30, 2022
Series II Shares	1.75%	July 1, 2012	June 30, 2022

Invesco V.I. Global Core Equity Fund Series I Shares	2.25%	July 1, 2012	June 30, 2022
Series II Shares	2.50%	July 1, 2012	June 30, 2022

Invesco V.I. Health Care Fund Series I Shares	2.00%	May 1. 2013	June 30, 2022
Series II Shares	2.25%	May 1, 2013	June 30, 2022

Invesco V.I. Global Real Estate Fund Series I Shares	2.00%	May 1. 2013	June 30, 2022
Series II Shares	2.25%	May 1, 2013	June 30, 2022

Invesco V.I. Government Money Market Fund Series I Shares	1.50%	May 1, 2013	June 30, 2022
Series II Shares	1.75%	May 1, 2013	June 30, 2022

Invesco V.I. Government Securities Fund Series I Shares	1.50%	May 1, 2013	June 30, 2022
Series II Shares	1.75%	May 1, 2013	June 30, 2022

Invesco V.I. Growth and Income Fund Series I Shares	2.00%	May 1, 2021	June 30, 2022
Series II Shares	2.25%	May 1, 2021	June 30, 2022

Invesco V.I. High Yield Fund Series I Shares	1.50%	May 1, 2014	June 30, 2022
Series II Shares	1.75%	May 1, 2014	June 30, 2022

Invesco V.I. International Growth Fund Series I Shares	2.25%	July 1, 2012	June 30, 2022
Series II Shares	2.50%	July 1, 2012	June 30, 2022

Invesco V.I. Main Street Mid Cap Fund Series I Shares	2.00%	May 1. 2013	June 30, 2022
Series II Shares	2.25%	May 1, 2013	June 30, 2022

Invesco V.I. S&P 500 Index Fund Series I Shares	2.00%	July 1, 2012	June 30, 2022
Series II Shares	2.25%	July 1, 2012	June 30, 2022

Invesco V.I. Small Cap Equity Fund Series I Shares	2.00%	May 1. 2013	June 30, 2022
Series II Shares	2.25%	May 1, 2013	June 30, 2022

Invesco V.I. Technology Fund Series I Shares	2.00%	May 1. 2013	June 30, 2022
Series II Shares	2.25%	May 1, 2013	June 30, 2022

*Acquired Fund Fees and Expenses (“AFFE”) will be calculated as of the Fund’s fiscal year end according to Instruction 3(f) of Item 3 of Form N-1A. “Net AFFE” will be calculated by subtracting any waivers by Invesco associated with investments in affiliated funds, such as investments in affiliated money market funds, from the AFFE calculated in accordance with the preceding sentence. For clarity, the NET AFFE calculated as of the Fund’s fiscal year end will be used throughout the waiver period in establishing the Fund’s waiver amount, regardless of whether actual AFFE is more or less during the waiver period.

[1]

The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

[2]	Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
[3]	Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
[4]	Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.
[5]	Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
[6]	Includes waived fees or reimbursed expenses that Invesco receives from Invesco Multi-Asset Income Fund Cayman Ltd.
[7]	Includes waived fees or reimbursed expenses that Invesco receives from Invesco Fundamental Alternatives Fund (Cayman) Ltd.
[8]	Includes waived fees or reimbursed expenses that Invesco receives from Invesco Global Allocation Fund (Cayman) Ltd.
[9]	Includes waived fees or reimbursed expenses that Invesco receives from Invesco Global Strategic Income Fund (Cayman) Ltd.
[10]	Includes waived fees or reimbursed expenses that Invesco receives from Invesco International Bond Fund (Cayman) Ltd.
[11]	The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
[12]	Includes waived fees or reimbursed expenses that Invesco receives from Invesco Gold & Special Minerals Fund (Cayman) Ltd
[13]	The expense limitation also excludes Trustees’ fees and federal registration expenses.
[14]	Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

EXHIBIT B

Voluntary Expense Limitations